EXHIBIT 99.1

SUBJECT TO REVISION
Computational Materials Dated October [3], 2003



                                     [LOGO]
                                   EQUITY ONE
                                   ==========
                            a Popular, Inc. Company

          EQUITY ONE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-4

                                $[1,000,000,000]
                                  (APPROXIMATE)

                                EQUITY ONE, INC.
                               Seller and Servicer

                              EQUITY ONE ABS, INC.
                                    Depositor


                                   DISCLAIMER

Attached are preliminary Computational Materials describing the structure, collateral pool and certain aspects of the Mortgage Pass-Through Certificates, Series 2003-4. The Computational Materials have been prepared by Wachovia Capital Markets, LLC based on information provided by Equity One, Inc. ("Equity One") for informational purposes only and are subject to modification or change. The information and assumptions contained herein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Wachovia Capital Markets, LLC does not make any representation as to the accuracy or completeness of any of the information set forth in the attached Computational Materials. This cover sheet is not part of the Computational Materials.

A Registration Statement (including a base prospectus) relating to the Mortgage Pass-Through Certificates has been filed with the Securities and Exchange Commission. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

[LOGO]                                                                 [LOGO]
WACHOVIA SECURITIES                                                CREDIT|FIRST
                                                                   SUISSE|BOSTON

Subject to Revision - Computational Materials Dated October [3], 2003
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                              TOTAL MORTGAGE LOANS

# of Mortgage Loans                                       7,160
Aggregate Outstanding Principal Balance       $1,002,183,512.93
Aggregate Original Principal Balance          $1,002,183,512.93

                                                        Minimum                           Maximum                       Average
                                                        -------                           -------                       -------
Outstanding Principal Balance                        $10,827.49                       $499,000.00                   $139,969.76
Original Principal Balance                           $11,000.00                       $500,000.00                   $186,845.30

                                                        Minimum                           Maximum              Weighted Average
                                                        -------                           -------              ----------------
Original LTV Ratio                                         4.39%                           100.00%                        84.76%
Original CLTV Ratio                                       10.00%                           100.00%                        86.26%
Mortgage Rate                                             4.990%                           13.750%                        7.285%
Original Term (Months)                                       60                               360                           339
Remaining Term (Months)                                      55                               360                           336
Seasoning (Months)                                            1                                20                             3
Credit Score                                                526                               806                           638

                                                       Earliest                            Latest
                                                       --------                            ------
Origination Date                                            [ ]                               [ ]
Maturity Date                                               [ ]                               [ ]

--------------------------------------------------------------------------------------------------------------------------------
                                         % of Aggregate                                                      % of Aggregate
Product Type                            Principal Balance             Geographic Concentration (> 5%)      Principal Balance
Fully Amortizing Fixed Rate                            59.13          California                                          15.09
Fixed Rate Balloon                                      5.52          Illinois                                             9.13
     Subtotal - (Total Fixed Rate)                     64.65          New York                                             5.71
Fully Amortizing Adjustable Rate                       35.35          Ohio                                                 5.17
-------------------------------------------------------------         States with < 5%
Total                                                 100.00%         Concentration                                       64.90
                                                                      ----------------------------------------------------------
                                                                      Total                                             100.00%

                                         % of Aggregate
Lien Position                           Principal Balance                                                    % of Aggregate
First                                                  97.86          Property Type                        Principal Balance
Seconds                                                 2.14          Single Family                                       87.16
-------------------------------------------------------------         Duplex                                               6.13
Total                                                 100.00%         Condo                                                4.23
                                                                      5-10 Family/Units                                    0.94
                                         % of Aggregate               Quadruplex                                           0.42
Loan Purpose                            Principal Balance             Triplex                                              0.52
Cashout                                                56.51          Townhouse                                            0.28
Purchase                                               20.45          Row Home                                             0.32
Refinance (Rate/Term)                                  23.04          ----------------------------------------------------------
-------------------------------------------------------------         Total                                              100.00%
Total                                                 100.00%

                                         % of Aggregate                                                      % of Aggregate
Occupancy Status                        Principal Balance             Prepayment Penalty Status            Principal Balance
Owner Occupied                                         94.98          Loans with Prepayment Penalty                       83.96
Non-Owner Occupied                                      4.13          Loans without Prepayment Penalty                    16.04
Second Home                                             0.89          ----------------------------------------------------------
-------------------------------------------------------------         Total                                              100.00%
Total                                                 100.00%

                                                                                                             % of Aggregate
                                         % of Aggregate               Year of Origination                  Principal Balance
Documentation Type                      Principal Balance             2002                                                 1.52
Full Doc                                               84.60          2003                                                98.48
SI                                                     12.72          ----------------------------------------------------------
AIV                                                     2.15          Total                                              100.00%
Lite Doc                                                0.53
-------------------------------------------------------------
Total                                                 100.00%


                                         % of Aggregate
Mortgage Insurance Coverage             Principal Balance
Covered                                                  [ ]
Not Covered                                              [ ]
-------------------------------------------------------------
Total                                                 100.00%

--------------------------------------------------------------------------------
     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
    SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October [3], 2003
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                              TOTAL MORTGAGE LOANS

                                                                                                        Percent of
                                                  Number of Mortgage       Aggregate Principal           Aggregate
Mortgage Rate (%)                                       Loans                    Balance            Principal Balance
---------------------------------------------    ---------------------    ---------------------    --------------------
 4.501 to  5.000                                                   12            $2,591,486.82                    0.26%
 5.001 to  5.500                                                   72            14,565,142.15                    1.45
 5.501 to  6.000                                                  319            57,261,151.57                    5.71
 6.001 to  6.500                                                  748           129,208,124.37                   12.89
 6.501 to  7.000                                                1,596           251,480,538.25                   25.09
 7.001 to  7.500                                                1,523           223,978,693.61                   22.35
 7.501 to  8.000                                                1,470           197,482,246.54                   19.71
 8.001 to  8.500                                                  488            57,651,781.72                    5.75
 8.501 to  9.000                                                  350            32,557,142.27                    3.25
 9.001 to  9.500                                                  177            14,059,463.20                    1.40
 9.501 to 10.000                                                  171            11,188,962.43                    1.12
10.001 to 10.500                                                   70             3,332,901.97                    0.33
10.501 to 11.000                                                   75             3,148,170.17                    0.31
11.001 to 11.500                                                   29             1,208,305.59                    0.12
11.501 to 12.000                                                   23               995,303.71                    0.10
12.001 to 12.500                                                   14               568,285.20                    0.06
12.501 to 13.000                                                   14               655,636.02                    0.07
13.001 to 13.500                                                    6               193,957.56                    0.02
13.501 to 14.000                                                    3                56,219.78                    0.01
---------------------------------------------    ---------------------    ---------------------    --------------------
Total                                                           7,160        $1,002,183,512.93                     100%
=============================================    =====================    =====================    ====================


                                                                                                       Percent of
                                                  Number of Mortgage       Aggregate Principal         Aggregate
Combined Loan-to-Value Ratio                            Loans                   Balance             Principal Balance
---------------------------------------------    ---------------------    ---------------------    --------------------
 5.01 to   10.00                                                    1               $72,198.78                    0.01%
10.01 to   15.00                                                    5               151,452.95                    0.02
15.01 to   20.00                                                   10               357,881.02                    0.04
20.01 to   25.00                                                    7               480,134.96                    0.05
25.01 to   30.00                                                   10               744,481.33                    0.07
30.01 to   35.00                                                   15             1,644,885.85                    0.16
35.01 to   40.00                                                   30             2,974,634.06                     0.3
40.01 to   45.00                                                   46             5,215,765.65                    0.52
45.01 to   50.00                                                   64             7,206,740.15                    0.72
50.01 to   55.00                                                   55             7,838,507.68                    0.78
55.01 to   60.00                                                   94            13,305,562.77                    1.33
60.01 to   65.00                                                  144            18,882,959.97                    1.88
65.01 to   70.00                                                  240            32,454,148.20                    3.24
70.01 to   75.00                                                  404            58,430,348.48                    5.83
75.01 to   80.00                                                1,064           158,451,060.20                   15.81
80.01 to   85.00                                                  892           125,383,687.90                   12.51
85.01 to   90.00                                                1,484           217,713,999.96                   21.72
90.01 to   95.00                                                  912           130,933,462.82                   13.06
95.01 to  100.00                                                1,683           219,941,600.20                   21.95
---------------------------------------------    ---------------------    ---------------------    --------------------
Total                                                           7,160        $1,002,183,512.93                     100%
=============================================    =====================    =====================    ====================

--------------------------------------------------------------------------------
     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
    SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October [3], 2003
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                              TOTAL MORTGAGE LOANS

                                                                                                       Percent of
                                                  Number of Mortgage      Aggregate Principal           Aggregate
Cut-Off Principal Balance ($)                           Loans                   Balance             Principal Balance
---------------------------------------------    ---------------------    ---------------------    --------------------
      0.01 to  25,000.00                                          105            $2,086,891.39                    0.21%
 25,000.01 to  50,000.00                                          424            16,623,235.72                    1.66
 50,000.01 to  75,000.00                                          908            57,579,747.48                    5.75
 75,000.01 to 100,000.00                                        1,152           101,151,534.68                   10.09
100,000.01 to 125,000.00                                        1,144           129,424,257.33                   12.91
125,000.01 to 150,000.00                                          932           127,734,418.42                   12.75
150,000.01 to 175,000.00                                          660           106,933,587.54                   10.67
175,000.01 to 200,000.00                                          509            95,680,281.60                    9.55
200,000.01 to 225,000.00                                          329            69,883,622.95                    6.97
225,000.01 to 250,000.00                                          283            66,888,454.41                    6.67
250,000.01 to 275,000.00                                          189            49,681,847.39                    4.96
275,000.01 to 300,000.00                                          153            44,099,044.61                    4.40
300,000.01 to 325,000.00                                           84            26,212,946.81                    2.62
325,000.01 to 350,000.00                                           94            31,744,596.64                    3.17
350,000.01 to 375,000.00                                           69            24,979,403.01                    2.49
375,000.01 to 400,000.00                                           70            27,285,643.15                    2.72
400,000.01 to 425,000.00                                           22             9,023,541.48                    0.90
425,000.01 to 450,000.00                                           15             6,576,010.05                    0.66
450,000.01 to 475,000.00                                            8             3,690,515.74                    0.37
475,000.01 to 500,000.00                                           10             4,903,932.53                    0.49
---------------------------------------------    ---------------------    ---------------------    --------------------
Total                                                           7,160        $1,002,183,512.93                     100%
=============================================    =====================    =====================    ====================



                                                                                                        Percent of
                                                   Number of Mortgage      Aggregate Principal           Aggregate
Prepayment Penalty Period (Months)                       Loans                   Balance             Principal Balance
---------------------------------------------    ---------------------    ---------------------    --------------------
No Prepayment Penalty                                           1,275          $160,774,973.03                   16.04%
6                                                                   7             1,575,777.79                    0.16
12                                                                617           110,722,098.85                   11.05
24                                                              1,586           234,648,251.82                   23.41
30                                                                 16             3,450,141.25                    0.34
36                                                              2,886           394,300,409.55                   39.34
42                                                                  4               590,633.26                    0.06
48                                                                  7             1,128,120.36                    0.11
60                                                                762            94,993,107.02                    9.48
---------------------------------------------    ---------------------    ---------------------    --------------------
Total                                                           7,160        $1,002,183,512.93                     100%
=============================================    =====================    =====================    ====================

--------------------------------------------------------------------------------
     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
    SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Subject to Revision - Computational Materials Dated October [3], 2003
--------------------------------------------------------------------------------


                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                              TOTAL MORTGAGE LOANS

                                                                                                       Percent of
                                                   Number of Mortgage      Aggregate Principal          Aggregate
Remaining Term to Maturity (Months)                     Loans                   Balance             Principal Balance
---------------------------------------------    ---------------------    ---------------------    --------------------
 49 to  60                                                         10            $1,759,304.42                    0.18%
109 to 120                                                         72             9,487,452.27                    0.95
157 to 168                                                         20             1,162,355.71                    0.12
169 to 180                                                        865            77,684,771.32                    7.75
217 to 228                                                          6               221,535.69                    0.02
229 to 240                                                        321            30,916,207.05                    3.08
289 to 300                                                         18             2,408,021.34                    0.24
337 to 348                                                         44             5,156,309.28                    0.51
349 to 360                                                      5,804           873,387,555.85                   87.15
---------------------------------------------    ---------------------    ---------------------    --------------------
Total                                                           7,160        $1,002,183,512.93                     100%
=============================================    =====================    =====================    ====================



                                                                                                       Percent of
                                                  Number of Mortgage      Aggregate Principal          Aggregate
Seasoning (Months)                                      Loans                   Balance             Principal Balance
---------------------------------------------    ---------------------    ---------------------    --------------------
 0                                                                 72           $13,045,241.00                    1.30%
 1 to 12                                                        7,038           984,819,264.11                   98.27
13 to 24                                                           50             4,319,007.82                    0.43
---------------------------------------------    ---------------------    ---------------------    --------------------
Total                                                           7,160        $1,002,183,512.93                     100%
=============================================    =====================    =====================    ====================



                                                                                                       Percent of
                                                  Number of Mortgage      Aggregate Principal           Aggregate
Credit Grade                                            Loans                   Balance             Principal Balance
---------------------------------------------    ---------------------    ---------------------    --------------------
A                                                               5,572          $793,671,179.54                   79.19%
B                                                               1,110           150,311,249.69                   15.00
C                                                                 478            58,201,083.70                    5.81
---------------------------------------------    ---------------------    ---------------------    --------------------
Total                                                           7,160        $1,002,183,512.93                     100%
=============================================    =====================    =====================    ====================

--------------------------------------------------------------------------------
     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE
    SUCH A DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

                     DESCRIPTION OF CUT-OFF DATE COLLATERAL
                              TOTAL MORTGAGE LOANS

                                                                                                        Percent of
                                                 Number of Mortgage      Aggregate Principal            Aggregate
FICO Score                                              Loans                   Balance             Principal Balance
---------------------------------------------    ---------------------    ---------------------    --------------------
Unknown                                                             1              $177,342.64                    0.02%
526 to 550                                                        322            40,917,056.67                    4.08
551 to 575                                                        526            68,159,440.36                    6.80
576 to 600                                                        804           114,212,481.48                   11.40
601 to 625                                                      1,328           185,115,845.92                   18.47
626 to 650                                                      1,633           221,274,060.09                   22.08
651 to 675                                                      1,157           166,509,280.60                   16.61
676 to 700                                                        631            92,728,707.34                    9.25
701 to 725                                                        346            52,105,795.52                    5.20
726 to 750                                                        209            30,448,001.15                    3.04
751 to 775                                                        145            21,939,754.32                    2.19
876 to 800                                                         51             7,239,560.25                    0.72
801 to 825                                                          7             1,356,186.59                    0.14
---------------------------------------------    ---------------------    ---------------------    --------------------
Total                                                           7,160        $1,002,183,512.93                     100%
=============================================    =====================    =====================    ====================